UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/20/2006

Ansoft Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-27874

Delaware	721001909
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

225 West Station Square Drive, Suite 200
Pittsburgh, PA 15219
(Address of principal executive offices, including zip code)

412-261-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On April 20, 2006, Ansoft Corporation ("Ansoft"), announced that today its stockholders have approved both measures submitted for approval at Ansoft's special stockholders' meeting held today at Ansoft's headquarters:
-Stockholders approved an amendment to Ansoft's Amended Certificate of Incorporation increasing the number of authorized shares of Ansoft stock from 25,000,000 shares of common stock to 50,000,000 shares of common stock.
-Stockholders approved Ansoft's 2006 Stock Incentive Plan that replaces the 1995 Stock Option Plan which expired in 2005.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information furnished pursuant to this Item 8.01 shall in no way be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ansoft Corporation

Date: April 20, 2006	By:	/s/ Nicholas Csendes
Nicholas Csendes
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 20, 2006